EQUITY-BASED COMPENSATION - Weighted-average grant-date fair value of stock options, the valuation model used to estimate the fair value, and the assumptions input (Details) - $ / shares	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Weighted-average grant-date fair value of stock options and the assumptions input into that model for awards granted
Weighted average grant date fair value per award	$ 3.17	$ 1.19	$ 1.22
Expected award price volatility	50.00%	35.00%	50.00%
Risk-free rate of return	4.15%	1.15%	1.08%
Expected life of awards	5 years 8 months 12 days	6 years 1 month 6 days	6 years 1 month 6 days
Expected rate of dividends	0.00%	0.00%	0.00%